                                                                   EXHIBIT 10.54


[LETTERHEAD OF FIRST COLLATERAL]

                                 July 11, 1994

     Ronald Morck
     President
     Sutter Mortgage Corporation and Subsidiary
     1556 Parkside Drive
     Walnut Creek, California 94596

          Re:    Master Mortgage Loan Purchasing Agreement
                 Dated: August 26,1993

Dear Ron:

This Commitment Letter constitutes the Commitment Letter referred to in and is a supplement to the above-referenced Master Mortgage Loan Purchasing Agreement (the "Agreement") and will confirm certain terms and conditions of the purchasing arrangements between [Customer Name] ("Originator") and First Collateral Services, Inc. ("Purchaser") set forth herein. Capitalized terms are used herein with the same meaning as in the Agreement.

Loan Purchase Limit:
-------------------

          $10,000,000.

Additional Purchase Facility:
----------------------------

          Allocation 01:

          For purchasing:

               1) FHA-insurable, VA-guarantee qualified and conventional
                  Conforming Residential Mortgage Loans; and

               2) non-conforming Residential Mortgage Loans that meet applicable acceptable investor guidelines, which shall not in any event exceed $750,000 per mortgage.


          Allocation 02:

          For purchasing conventional Residential Mortgage Loans of a second priority that meet applicable FHLMC, FNMA, or acceptable investor guidelines (up to $1,000,000).

          Allocation #03:

          For repurchasing Residential Mortgage Loans (up to $500,000)

          Allocation #04:

          For purchasing Non-conforming 1-4 family Residential Mortgage Loans that meet applicable acceptable investor and Purchaser guidelines for "B" quality loans, which may be amended from time to time, which shall not in any event exceed $500,000 per mortgage (up to $2,000,000).

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Sutter Mortgage Corporation and Subsidiary
July 11, 1994
Page 2

           Allocation 05:
           For purchasing Equity Lines of Credit secured by second liens on owner-occupied primary residences. (up to $1,000,000.)

Maturity Date:
-------------

           June 30, 1995

Effective Date:
--------------

           This document shall take full force and effect on August 1, 1994.

Prevailing Purchasing Fee Rate:
------------------------------

           See attached pricing schedule.

Please Note:     The Prevailing Purchasing Fee Rate may be modified at any time as to existing and future Loans by Purchaser prior to the Maturity Date based upon movements in the LIBOR Rate.

Required Fees:
-------------

           See attached pricing schedule.

Permissible Warehouse Period:
----------------------------

           Allocation #01:  60 days
           Allocation #02:  60 days
           Allocation #03:  30 days
           Allocation #04:  60 days
           Allocation #05:  60 days

Guarantors:
----------

           Arthur H. Sutter

Minimum  Permitted Equity Base:
------------------------------

           $4,100,000

Minimum Permitted Tangible Net Worth:
------------------------------------

           $4,100,000

Minimum Permitted Current Ratio:
-------------------------------

           1.05

Permitted Debt to Tangible Net Worth Ratio:
------------------------------------------

           15 to 1




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Sutter Mortgage Corporation and Subsidiary
July 11, 1994
Page 3


Permitted Debt to Equity Base Ratio:
-----------------------------------

     15 to 1

Types of Eligible Mortgage Loans:
--------------------------------
     1. Any Residential Mortgage Loan which is insurable by the FHA, guaranteed by the VA or which is a Conventional mortgage loan which Conforms in all respects (unless otherwise approved in writing by Purchaser) with applicable requirements of FNMA, FHLMC or applicable acceptable investors, and such loan is secured by a first or second priority perfected lien on the subject Property.

     2. For purchasing "B" grade loans, defined as, non-conforming 1-4 family Residential Mortgage Loans acceptable to acceptable to investors and Purchaser which meet the following criteria: 1) maximum loan to value rate of 75%; 2) owner-occupied only; 3) a maximum loans amount of $500,000; 4) a maximum debt ratio of 50%; 5) a mortgage credit history which includes no more than four (4) 30-day or one (1) 60-day delinquency during the past 12 months; 6) a consumer Credit history which includes not more than four (4) 30-day delinquencies during the past 12 months, or two (2) 60-day delinquencies during the past 12 months; and 7) no bankruptcy within the past 24 months.

Acceptable Jurisdictions:
------------------------

     California, or as otherwise may from time to time be accepted by Purchaser in its sole discretion.

Loan Purchasing Base:
--------------------

     (1) In the case of Residential Mortgage Loans to be submitted to FNMA or FHLMC or other financial institutions for purchase under one or more Take-Out Purchase Commitments, the lesser of 98% of the Take-Out Purchase Commitment price, or 100% of the unpaid principal amount of such Residential Mortgage Loan.

     (2) In the case of non-conforming Residential Mortgage Loans that meet applicable acceptable investor guidelines, which shall not in any event exceed $750,000 per mortgage, the lesser of 98% of the Take-Out Purchase Commitment price, or 100% of the unpaid principal amount of such Residential Mortgage Loan.

     (3) In the case of Residential Mortgage Loans held for assembly into a package for inclusion in a pool underlying a Mortgage-Backed Security subject to a Take-Out Purchase Commitment, or to be submitted to FNMA or FHLMC or other financial institution or investment banker for purchase under one or more Take-Out Purchase Commitments, the lesser of 98% of the Take-Out Purchase Commitment price, or 100% of the unpaid principal amount of such Residential Mortgage Loan.

     (4) In the case of a repurchased loan, the lesser of 75% of (1) the unpaid principal balance or (2) the current appraised value.

Sutter Mortgage Corporation and Subsidiary
July 11, 1994
Page 4


     (5) If a pledged CD is carried with Independence One Bank of California with an interest rate of zero %, at an amount acceptable to First Collateral ServiCes, Inc. and the CD is pledged as partial security for the warehouse line, then funding Can be up to 100% of the note amount of Allocations 01, 02, 04 and 05.

Allowed Discrepancy:
-------------------

     Fifty basis points (0.50%) on the aggregate dollar amount of Loans outstanding.

Contact Office:
--------------

     First Collateral Services, Inc.
     1340 Treat Blvd., Suite 480
     Walnut Creek, CA 94596
     attn. Compliance Dept.

Statement Date:
--------------

     December 31,1993

Interim Date:
------------

     March 31, 1994

Addresses for Purpose of Notice:
-------------------------------

     Attention: Ronald Morck, President
     Sutter Mortgage Corporation and Subsidiary
     1556 Parkside Drive
     Walnut Creek, California 94596


     Attention: Sally Shaver
     First Collateral Services, Inc.  -
     1340 Treat Blvd., Suite 480
     Walnut Creek, CA 94596


Servicing Fee:
-------------

     Fifteen basis points (0.15%) on the unpaid principal balance on all Eligible Mortgage Loans in the Loan Repurchasing Base to be deducted from principal and interest collected pursuant to the Servicing Agreement.

Required Documents:
------------------

     1.   At time of purchase, the required documents are defined in Exhibit I.

     2. Sixty days after the date of purchase, the required documents are defined in Exhibit II.

     3. At the time of purchase, a Document Certification is required from an authorized officer. (Included in the Loan Purchase Request form.)
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Sutter Mortgage Corporation and Subsidiary
July 11, 1994
Page 5


Additional Conditions:
---------------------

     1. All "B" grade Residential Mortgage Loans must have investor pre-approval.

     2.   All Equity Lines of Credit loans must have investor pre-approval.


If the above meets with your approval, please so indicate by executing and returning to Purchaser this Commitment Letter by July 20, 1994. If this Commitment Letter has not been executed and returned to Purchaser by this date, the Commitment shall expire. The enclosed Copy is for your files.


                                             Very truly yours,


                                             FIRST COLLATERAL SERVICES, INC.


                                             By  /s/ SARAH E. SHAVER
                                                 -----------------------------
                                                 Sarah E. Shaver
                                                 First Vice President

                                             By  /s/ WILLEM RIDDER
                                                 -----------------------------
                                                 Willem Ridder
                                                 Vice Chairman

AGREED TO AND ACCEPTED this
14 day of July, 1994.
--        ----  ----

Sutter Mortgage Corporation and Subsidiary a California corporation


By   /s/ RONALD MORCK
     -----------------------------------
     Ronald Morck President
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Sutter Mortgage Corporation and Subsidiary
July 11, 1994
Page 6


ORIGINATOR:  Sutter Mortgage Corporation and Subsidiary


                               PRICING SCHEDULE


Prevailing Purchasing Fee Rate:
-------------------------------

          Allocation 01:
          -------------

          LIBOR plus 250% per annum, fee payable monthly. LIBOR shall mean the 30-day U.S. Dollar London Interbank Offered Rate as reported daily by Telerate. If deposit balance are maintained, then 100% of Available Deposits may be borrowed back at 3.00% per annum, fee payable monthly.

          Allocation 02.
          -------------

          LIBOR plus 3.25% per annum, fee payable monthly.

          Allocation 03:
          -------------

          LIBOR plus 3.50% per annum, fee payable monthly.

          Allocation 04:
          -------------

          LIBOR plus 3.25% per annum, fee payable monthly.

          Allocation 05:

          LIBOR plus 3.25% per annum, fee payable monthly.

Required Fees:
-------------

          Unused Purchase Limit. A commitment fee equal to 0.25% per annum on
          ---------------------
          the average unused Purchase Limit if usage of the line falls below 50% of the Purchase Limit on an average basis, calculated monthly. Said fee shall be payable monthly in arrears on the first business day of each month.

          Processing Fee. A processing fee of $15.00 per loan purchased under
          --------------
          Allocations 01, 02, and 04 and 05, payable monthly in arrears on the first business day of each month.

          A Processing fee of $25.00 per loan purchased under Allocation 03 for Repurchases, fee payable monthly in arrears on the first business day of each month.

          Wire Transfer Fee. A fee will be charged for sending or receiving all
          -----------------
          wire transfers for purchase of any loan originated by Originator or an account of Originator. The fee will be established by schedule published by Purchaser from time to time.

          Additional Fees. Such others fees, including but not limited to
          ---------------
          messenger and overnight courier fees, charged or incurred by Purchaser in the process of purchasing any loan from Originator.
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Sutter Mortgage Corporation and Subsidiary
July 11, 1994
Page 7


                                   EXHIBIT I


ALL LOANS REQUIRE THE FOLLOWING DOCUMENTS:

     Original Mortgagor's note endorsed in blank and riders
     Certified copy of Deed of Trust
     Executed Assignment of D/T in favor of First Collateral Services, Inc. Copy Preliminary Title Report
     Copy Escrow instruction with Funding Statement
     Copy Insured Closing Protection Letter (Loans Closed outside Title Co.) Application - typed
     Copy Investor Credit Package Approval/(all non-conforming loans)
     Copy Credit Report
     Copy Appraisal
     Copy Hazard Insurance Policy/Certificate
     Copy Private Mortgage Insurance Certificate
     Copy Underwriters approval
     Copy Investor Commitment
     Copy Funding Check/Wire Instructions


IN ADDITION CONVENTIONAL LOANS REQUIRE:

     Copy Transmittal Summary - FNMA 1008


IN ADDITION GOVERNMENT LOANS REQUIRE:

     Mortgage credit analysis - HUD 92900 - WS
     Request for insurance - HUD 54111
     Direct Endorsement - HUD 54113
     Certificate of Commitment - HUD 92900.4
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Sutter Mortgage Corporation and Subsidiary
July 11, 1994
Page 8


                                  EXHIBIT II


ALL LOANS REQUIRE The FOLLOWING DOCUMENTS AFTER 60 DAYS FROM DATE OF
PURCHASE:

     Transmittal Letter Identifying Mortgage and Enclosures
     Copy Settlement Instructions (HUD 1)
     Copy Verification of Employment
     Copy Sales Contract
     Copy Certificate of Flood Insurance, as applicable
     Copy Termite Report
     Copy Mortgage Insurance Certificate